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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2000



                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-12620                  51-0312772
-------------------------------  ------------------------     ----------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

      On December 18, 2000, we announced that we amended our Credit Agreement and Term Loan Agreement.


Item 7. Financial Statements and Exhibits

        ( c )     Exhibits


        Exhibit   Description
        -------   -----------

         10.1 Third Amendment to the Credit Agreement, dated as of December 15, 2000, among the Company, DLJ Capital Funding, Inc., as the syndication agent, Wells Fargo Bank, N.A., as administrative agent, and the lenders named therein.

         10.2 Second Amendment to the Term Loan Agreement, dated as of December 15, 2000, among the Company, DLJ Capital Funding, Inc., as the syndication agent, Wells Fargo Bank, N.A., as facility manager, and the lenders named therein.

         99       Press release of Playtex Products, Inc. dated December 18,
                  2000
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PLAYTEX PRODUCTS, INC.

DATE: DECEMBER 18, 2000                       BY: /s/ GLENN A. FORBES
                                                  ----------------------------
                                                  Glenn A. Forbes
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER
                                                  (PRINCIPAL FINANCIAL AND
                                                  ACCOUNTING OFFICER)